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                                                                    EXHIBIT 10.1

                        FIFTH AMENDMENT AND MODIFICATION
               TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  THIS FIFTH AMENDMENT AND MODIFICATION TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is made effective as of November 12, 1999 by and among INTERNATIONAL PETROLEUM SERVICE COMPANY, a Pennsylvania corporation ("IPSCO"), UNIVERSAL WELL SERVICES, INC., a Delaware corporation ("UNIVERSAL"'), UTICO HARD ROCK BORING, INC., a Delaware corporation formerly known as USC, Incorporated ("HRB"), UTI DRILLING, L.P., a Texas limited partnership ("UTI L.P."), SUITS DRILLING COMPANY, an Oklahoma corporation ("SUITS DRILLING"), UTI MANAGEMENT SERVICES, L.P., a Texas limited partnership ("MANAGEMENT SERVICES"), NORTON DRILLING SERVICES, INC., a Delaware corporation ("NORTON"), NORTON DRILLING COMPANY, a Delaware corporation ("NORTON OPERATING"), UTI ENERGY CORP., a Delaware corporation ("UTI"), UTICO, INC., a Delaware corporation ("UTICO"), and MELLON BANK, N.A. ("BANK"). IPSCO, Universal, HRB, UTI L.P., SUITS Drilling, Management Services, Norton and Norton Operating are hereinafter sometimes collectively referred to as the "BORROWERS" and individually as a "BORROWER." UTI and UTICO are hereinafter sometimes collectively referred to as the "GUARANTORS" and individually as a "GUARANTOR." The Borrowers and the Guarantors are hereinafter sometimes collectively referred to as the "OBLIGORS" and individually as an "OBLIGOR."

                                   BACKGROUND

         A. Pursuant to the terms of that certain Amended and Restated Loan and Security Agreement dated June 19, 1998, as amended by (i) that certain First Amendment and Modification to Amended and Restated Loan and Security Agreement dated August 31, 1998, (ii) that certain Second Amendment and Modification to Amended and Restated Loan and Security Agreement dated December 31, 1998, (iii) that certain Third Amendment and Modification to Amended and Restated Loan and Security Agreement dated June 30, 1999, and (iv) that certain Fourth Amendment and Modification to Amended and Restated Loan and Security Agreement dated July 26, 1999 (as amended, the "LOAN AGREEMENT"), Bank agreed, inter alia, to extend to Borrowers a revolving line of credit in a maximum outstanding principal amount of up to Thirty Million Dollars ($30,000,000.00).

         B. Obligors have requested and Bank has agreed to amend the terms of the Loan Agreement in accordance with the terms and conditions hereof.

                  NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                  1. DEFINITION. The definition of "Acquisition Purchase Price Limit" in SECTION 15 of the Loan Agreement shall be amended to read in its entirety, as follows:


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                           "ACQUISITION PURCHASE PRICE LIMIT means as follows:

                           (a)$40,000,000.00 if the Obligors' Total Funded Debt
                  to EBITDA Ratio at such time is less than 1.0 to 1.0.

                           (b)$35,000,000 if the Obligors' Total Funded Debt to
                  EBITDA Ratio at such time is greater than or equal to 1.0 to 1.0.

                           Notwithstanding the foregoing, the Acquisition
                  Purchase Price Limit shall be unlimited as to dollar amount if 100% of the purchase price to be paid as part of the applicable acquisition is paid by the issuance of Equity Securities of an Obligor."

                  2. INTEREST COVERAGE RATIO. SECTION 8.3 of the Loan Agreement shall be amended to read, in its entirety, as follows:

                           "8.3 INTEREST COVERAGE RATIO. Obligors will maintain
                  an Interest Coverage Ratio of not less than (a) 4.0 to 1.0 as of the end of each fiscal quarter through the fiscal quarter ending December 31, 1998; (b) 2.7 to 1.0 as of the end of the fiscal quarter ending March 31, 1999; (c) 0.5 to 1.0 as of the end of the fiscal quarter ending June 30, 1999; (d) (-0.22) to
                  1.0 as of the end of the fiscal quarter ending September 30, 1999; and (e) 4.0 to 1.0 as of the end of each fiscal quarter thereafter. The Interest Coverage Ratio will be calculated on a rolling four (4) quarters basis for the four (4) full fiscal quarters then ended."

                  3. AMENDMENT FEE. In consideration for the Bank entering into this Amendment, Obligors agree to pay to Bank an amendment fee equal to Fifteen Thousand Dollars ($15,000.00). Such fee shall be fully earned and shall be due and payable upon execution of this Letter Agreement. Such fee shall not be refundable in whole or in part.

                  4. CHALLENGE TO ENFORCEMENT. Obligors acknowledge and agree that they do not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

                  5. CONFIRMATION OF COLLATERAL. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Bank of any of its rights under the Loan Documents or at law or in equity. All liens, security interests, rights and remedies granted to the Bank in the Loan Documents are hereby ratified, confirmed and continued.


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                  6. REPRESENTATIONS, WARRANTIES AND COVENANTS. Obligors
represent, warrant and covenant, as applicable, which representations, warranties and covenants shall survive until all Bank Indebtedness and all other obligations of Obligors to Bank are paid and satisfied in full, as follows:

                           6.1      All representations and warranties of
Obligors set forth in the Loan Documents, as amended hereby, are true and correct as of the date hereof.

                           6.2      No condition or event exists or has occurred
which would constitute an Event of Default under the Loan Documents (or would, upon the giving of notice or the passage of time or both, constitute an Event of Default).

                           6.3      The execution and delivery of this Amendment
by Obligors and all documents and agreements to be executed and delivered pursuant to the terms hereof:

                                    (a)     have been duly authorized by all
requisite corporate or limited partnership action, as the case may be, by Obligors;

                                    (b)     will not conflict with or result in
the breach of or constitute a default (upon the passage of time, delivery of notice or both) under any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other material document or agreement to which any Obligor is a party or by which any of them is bound or affected; and

                                    (c)     will not result in the creation or
imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Obligor, except liens in favor of the Bank.

                           6.4      Obligors agree that none of their
obligations under any of the Loan Documents shall in any way be adversely affected by this Amendment.

                           6.5      Obligors ratify and confirm all of their
obligations under the Loan Documents.

                  7. NO WAIVER. Except as otherwise provided herein, nothing contained and no actions taken by Bank in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Bank under the Loan Documents or under the Uniform Commercial Code. Nothing herein shall constitute a waiver by Bank of Obligors' compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Bank to enter into any further amendments with Obligors.

                  8. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the other Loan Documents, the terms

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and conditions of this Amendment shall prevail. All terms and conditions of the
Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Obligors.

                  9. CONSTRUCTION. All references to the Loan Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as hereby amended.

                  10. COSTS AND EXPENSES. Obligors agree to pay all of Bank's legal fees and expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment. Nothing contained in this Amendment shall limit in any manner whatsoever Bank's right to reimbursement under any of the Loan Documents.

                  11. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

                  12. GOVERNING LAW. This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

                  13. HEADINGS. The headings of the Sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

                  14. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Signatures delivered via facsimile transmission shall be deemed original signatures hereto.

                  15. DEFINED TERMS. Capitalized terms used in this Amendment and not defined herein shall have the respective meaning assigned to such terms in the Loan Agreement.

                  16. WAIVER OF RIGHT TO TRIAL BY JURY. OBLIGORS AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE LOAN DOCUMENTS, INCLUDING THIS AMENDMENT OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGORS OR BANK WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, OBLIGORS AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGORS AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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OBLIGORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL
REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                             BORROWERS:

                                             INTERNATIONAL PETROLEUM
                                             SERVICE COMPANY, a Pennsylvania
                                             corporation


                                             By: /s/ John E. Vollmer
                                                 -------------------------------
                                                 John E. Vollmer, Vice President


                                             UNIVERSAL WELL SERVICES, INC., a
                                             Delaware corporation


                                             By: /s/ John E. Vollmer
                                                 -------------------------------
                                                 John E. Vollmer, Vice President


                                             UTICO HARD ROCK BORING, INC., a
                                             Delaware corporation, formerly
                                             known as USC, Incorporated

                                             By: /s/ John E. Vollmer
                                                 -------------------------------
                                                 John E. Vollmer, Vice President


                                             UTI DRILLING, L.P., a Texas limited
                                             partnership

                                             BY:  UTICO HARD ROCK BORING, INC.,
                                                  a Delaware corporation,  its
                                                  sole general partner

                                                  By: /s/ John E. Vollmer
                                                      --------------------------
                                                      John E. Vollmer,
                                                      Vice President



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                                             SUITS DRILLING COMPANY, an Oklahoma
                                             corporation


                                             By: /s/ John E. Vollmer
                                                 -------------------------------
                                                 John E. Vollmer, Vice President


                                             UTI MANAGEMENT SERVICES, L.P., a
                                             Texas limited partnership

                                             BY:  UTICO HARD ROCK BORING, INC.,
                                                  a Delaware corporation, its
                                                  sole general partner


                                                  By: /s/ John E. Vollmer
                                                      --------------------------
                                                      John E. Vollmer,
                                                      Vice President


                                             NORTON DRILLING SERVICES, INC., a
                                             Delaware corporation


                                             By: /s/ John E. Vollmer
                                                 -------------------------------
                                                 John E. Vollmer, Vice President


                                             NORTON DRILLING COMPANY, a Delaware
                                             corporation


                                             By: /s/ John E. Vollmer
                                                 -------------------------------
                                                 John E. Vollmer, Vice President

                                             GUARANTORS:

                                             UTI ENERGY CORP., a Delaware
                                             corporation


                                             By: /s/ John E. Vollmer
                                                 -------------------------------
                                                 John E. Vollmer, Vice President



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                                             UTICO, INC., a Delaware corporation


                                             By: /s/ John E. Vollmer
                                                 -------------------------------
                                                 John E. Vollmer, Vice President



                                             BANK:

                                             MELLON BANK, N.A.


                                             By: /s/ Stephen Wilus
                                                 -------------------------------
                                                 Stephen Wilus, Vice President


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